Exhibit 99.2

Bressner Technology GmbH

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANT’S REVIEW REPORT

AS OF SEPTEMBER 30, 2018 AND FOR THE NINE MONTH

PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

Bressner Technology GmbH

1.	Accountant’s Review Report

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

One Stop Systems, Inc.

2235 Enterprise Street #110

Escondido, CA 92029

United States of America

Bressner Technology GmbH

Industriestr. 51

82194 Gröbenzell

Germany

We have reviewed the accompanying financial statements of Bressner Technology GmbH (the “Company”) which comprise the balance sheet as of September 30, 2018, and the related statements of income for the nine month periods ended September 30, 2018 and 2017, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements, which, as described in Note 4 to the financial statements, have been prepared in accordance with accounting principles generally accepted in the Federal Republic of Germany; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagements in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the Federal Republic of Germany. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant’s Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the Federal Republic of Germany.

Emphasis of Matter – Basis of Accounting

We draw attention to Note 4 of the financial statements, which describes the basis of accounting. The financial statements are prepared in accordance with accounting principles generally accepted in the Federal Republic of Germany (“Local GAAP”), which is a basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). Therefore, we draw attention to Notes 5-10, which reconcile the results for the periods from Local GAAP to US GAAP, due to differences that exist between the two. Our conclusion is not modified with respect to this matter.

Emphasis of Matter – Acquisition of the Company

On October 31, 2018, the Company was acquired by One Stop Systems, Inc., a publicly-traded company.

Munich/Germany, 13 December 2018

BDO AG

Wirtschaftsprüfungsgesellschaft

/s/ Uwe Braunschläger	/s/ Frank Werner
Uwe Braunschläger	Frank Werner
Wirtschaftsprüfer, CPA	Wirtschaftsprüfer
(German Public Auditor)	(German Public Auditor)

2.	Balance Sheets according to local GAAP (unaudited)

		30.09.2018
		€
A.	FIXED ASSETS
I.	Intangible assets
1.	Software	149.399
2.	Prepayment for software	-
II.	Property, plant and equipment
	Fixtures, fittings and equipment	90.950
	Total fixed assets	240.349
B.	CURRENT ASSETS
I.	Inventories
1.	Finished goods	3.543.792
2.	Advance payment	38.213
		3.582.005
II.	Accounts receivable and other assets
1.	Accounts receivable from trading	1.667.128
2.	Other assets	235.312
	Total current assets	1.902.440
III.	Cash on hand and cash in banks	96.761
C.	DEFERRED CHARGES AND PREPAID EXPENSES	19.716
		5.841.271

		30.09.2018
		€
A.	STOCKHOLDERS‘ EQUITY
I.	Capital subscribed	30.000
II.	Capital reserve	56.425
III.	Earnings reserves	485.000
IV	Retained earnings	2.408.708
	Total stockholders‘ equity	2.980.133
B.	PROVISIONS AND ACCRUED LIABILITIES
1.	Accrued taxes	42.960
2.	Other provisions and accrued liabilities	549.117
		592.077
C.	LIABILITIES
1.	Liabilities due to banks	1.446.344
2.	Advance payments received on account of orders	2.000
3.	Trade accounts payable	754.692
4.	Other liabilities	66.025
	Total liabilities	2.861.138
		5.841.271

3.	Statements of Income according to local GAAP (unaudited)

	30.09.2018	30.09.2017
	€	€
1. Sales	10.155.600	10.748.276
2. Other operating income	220.771	394.896
3. Cost of materials
a) Cost of supplies	-7.232.997	-7.905.727
b) Cost of purchased services	-	-3.674
4. Personnel expenses
a) Wages and salaries	-1.478.921	-1.398.415
b) Social security, pension and other benefit costs	-249.236	-255.127
5. Depreciation	-50.972	-34.332
6. Other operating expenses	-784.727	-1.026.046
7. Interest income	15	-
8. Interest and similar expenses	-14.957	-22.683
9. Taxes on income	-157.172	-136.648
10. Other taxes	-4.027	-1.122
11. Net income	403.377	359.398
12. Net income from prior years	2.005.331	1.563.859
13. Profit distributions	-	-250.000
14. Retained earnings	2.408.708	1.673.257

4.	Notes according to local GAAP (unaudited)

I. General disclosures to the financial statements

The financial statements as of 30 September 2018 and for the nine month periods ended 30 September 2018 and 2017 were prepared in accordance with the regulations of the German Commercial Code (HGB) and the Limited Liability Company Act (GmbHG).

In 2018 and 2017 the company is a small-sized corporation in accordance with § 267 HGB and exercises the exemptions for small-sized corporations as stipulated in § 288 HGB.

The Company's financial year corresponds to the calendar year. The reporting period for the review is from January 1 to September 30.

II. Disclosures to the accounting and valuation methods

a. General disclosures

The financial statements have been prepared subject to the general statement regulations set out in sections 246-251 HGB and also subject to the special statement regulations for corporations, sections 268-274a, 276-278, and subject to the general valuation regulations of sections 252-256 HGB.

The classification of the balance sheet and the income statement was made in accordance to §§ 266, 275 HGB and § 42 GmbHG. The income statement was prepared in accordance with the total cost method. The financial statements were prepared under the assumption of going concern in accordance with § 252 sec. 1 no. 2 HGB.

The accounting and valuation methods have been retained unchanged compared to the previous year, except where new knowledge required a diverging valuation.

b. Disclosures to individual balance sheet items

Intangible assets acquired in return for payment are recognized at cost and are subject to straight-line amortization over the course of their expected useful lives of 3 to 5 years.

Tangible assets are recognized at cost, less accumulated depreciation and are depreciated on a straight-line basis according to their expected useful lives of 3 to 13 years.

Low-cost assets with an individual acquisition cost of up to EUR 410 are depreciated immediately. It is assumed that they are disposed of within the fiscal year.

Inventories are recognized at acquisition or at manufacturing cost according to § 255 sec. 2 HGB. Appropriate valuation allowances were made for inventory risks resulting from the duration of storage and marketability.

Receivables and other assets are stated at their nominal value or present value. Appropriate individual value adjustments were made for recognizable risks. The general credit risk inherent in trade receivables is covered by a general allowance taken on the net receivables that have not been individually adjusted for specific circumstances already.

Cash in hand and bank balances are recognized at nominal value.

The Company‘s subscribed capital amounts to EUR 30.000 and remains unchanged compared to the previous year.

Provisions consider all identifiable contingent liabilities and are set up in the amount necessary for repayment in accordance with reasonable commercial judgment. Provisions due after more than one year are discounted at average market interest rates (published by the Federal Bank of Germany) in accordance with their residual term. In particular, other provisions take into account obligations from warranties and royalties.

Liabilities are recognized with the amount repayable.

Assets and liabilities denominated in foreign currencies are translated at the mean spot exchange rate prevailing on the balance sheet date following the principles of § 256a HGB.

III. Further comments on the balance sheet

Other assets contain items with a remaining term of more than one year in the amount of EUR 0 (prior year: EUR 22.604). All other receivables and other assets fall due within one year.

The balance sheet profit includes retained earnings in the amount of EUR 2.005.331.

Liabilities with a remaining term of up to one year amount to EUR 1.935.126 (prior year: EUR 2.660.629) while liabilities with a remaining term of more than one year and up to five years amount to EUR 173.650 (prior year: EUR: 298.033).

Other financial obligations in the amount of EUR 150.967 result from the rental contract for the office and storage units in Gröbenzell and from software updates.

Currency forwards were used for hedging foreign currency risks. Arising losses as of balance sheet date will be shown on the balance sheet.

IV. Other mandatory disclosures

In the financial year the company had an average of 24 employees.

The company is legally represented by:

Mr. Josef Bressner, Managing Director

Mr. Martin Stiborski, Managing Director

Gröbenzell, 13 December 2018

Josef Bressner	Martin Stiborski

5.	German GAAP / US-GAAP reconciliation of the balance sheet as of September 30, 2018 (unaudited)

Assets
	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Current assets
Cash and cash equivalents	96.761	-	96.761
Accounts receivables, net	1.667.128	7.741	1.674.869	A
Inventories, net	3.543.792	-	3.543.792
Prepaid expenses and other assets	293.241	9.836	303.077	B
Total current assets	5.600.922	17.577	5.618.499
Property, plant and equipment, net	90.950	-	90.950
Internally developed software	-	117.436	117.436	C
Other intangible assets, net	149.399	-	149.399
Total assets	5.841.271	135.013	5.976.284

Liabilities
	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Current Liabilities
Accounts payable	754.692	-	754.692
Accrued expenses and other liabilities	68.025	-	68.025
Tax and other provisions	592.077	-	592.077
Current portion of long-term debt	147.694	-	147.694
Total current liabilities	1.562.488		1.562.488
Long-term debt	1.298.650	-	1.298.650
Deferred tax liability	-	41.400	41.400	D
Stockholders’ equity:
Common stock	30.000	-	30.000
Additional paid-in capital	56.425	-	56.425
Retained earnings	2.893.708	93.613	2.987.321	E
Total stockholders’ equity	2.980.133	93.613	3.073.746
Total liabilities and stockholders’ equity	5.841.271	135.013	5.976.284

General Note:

The grouping of the balance sheet accounts under German GAAP differs from the US-GAAP classification of accounts. For the purpose of reconciliation, the balance sheet accounts for German GAAP have been re-grouped to follow the US-GAAP classification.

Note A:

In German-GAAP a general bad-debt provision in the amount of € 7.741 was recognized without regard to a specific risk or age of receivables.

Note B:

In addition to German GAAP the account contains unrealized gains on forward exchange contracts in the amount of € 9.836.

Note C:

The requirement for capitalization of internally developed software was met under FASB ASC 985-20-25, Costs of Software to be Sold, Leased, or Marketed. The completion of development was determined to have occurred in January 2016, resulting in € 193.000 of labor costs capitalized. The adjustment amount at year-end is net of accumulated amortization during the year. Costs for research and development prior to achievement of technological feasibility, as well as costs associated with marketing and selling the software, have been expensed as incurred. The management estimates the duration of use to be seven years.

Note D:

The below outlines local GAAP to US-GAAP differences resulting in deferred tax impacts in the respective amounts, using an average tax rate of 30%:

Discounting of provisions	3.218
Self-developed software	35.231
Unrealized gains and losses	2.951
Total	41.400

Note E:

Difference is due to accumulated result of reconciliation adjustments impacting the Statements of Income.

6.	German GAAP / US-GAAP reconciliation of the income statement for the nine months ended September 30, 2018 (unaudited)

	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Net revenue	10.155.600	–	10.155.600
Cost of sales	(7.633.871)	(20.724)	(7.654.595)	A
Gross profit	2.521.729	(20.724)	2.501.005
Selling and marketing	(999,407)		(999,407)
Administrative expenses	(913,792)	27.194	(886,598)	B
Research and development expenses	(223.903)	–	(223.903)
Other income (expenses):
Other income	190.865	8.976	199.841	C
Interest expenses (income)	(14.943)	–	(14.943)
Income before provisions for income taxes	560.549	15.446	575.995
Income taxes	(157.172)	(4.459)	(161.631)	D
Net income	403.377	10.987	414.364

General Note:

The profit and loss statement under German GAAP follows the total cost accounting method, whereas US-GAAP requires the cost of sales method. The classification of the profit and loss statement under German GAAP as shown in the financial statements has been adjusted to the cost of sales method for the purpose of this reconciliation.

Note A:

The difference is due to depreciation of the internally developed software.

Note B:

The differences arise from unrealized gains and losses on forward exchange contracts, which are not realized under German GAAP but recognized through profit and loss under US-GAAP.

Note C:

The amount of € 8.976 reflects the adjustment of bad debt expenses during the year.

Note D:

The amount of € 4.459 reflects the income statement effect of the change in deferred taxes of the year.

7.	German GAAP / US-GAAP reconciliation of the income statement for the nine months ended September 30, 2017 (unaudited)

	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Net revenue	10.748.276	—	10.748.276
Cost of sales	(8.269.616)	(20.724)	(8.290.340)	A
Gross profit	2.478.660	(20.724)	2.457.936
Selling and marketing	(1,019,872)		(1,019,872)
Administrative expenses	(1,084,111)	(65.234)	(1,149,345)	B
Research and development expenses	(220.417)	—	(220.417)
Other income (expenses):
Other income	364.469	(1.127)	363.342	C
Interest expenses	(22.683)	—	(22.683)
Income before provisions for income taxes	496.046	(87.085)	408.961
Income taxes	(136.648)	25.820	(110.828)	D
Net income	359.398	(61.265)	298.133

General Note:

The profit and loss statement under German GAAP follows the total cost accounting method, whereas US-GAAP requires the cost of sales method. The classification of the profit and loss statement under German GAAP as shown in the financial statements has been adjusted to the cost of sales method for the purpose of this reconciliation.

Note A:

The difference is due to depreciation of the internally developed software.

Note B:

The differences arise from unrealized gains and losses on forward exchange contracts, which are not realized under German GAAP but recognized through profit and loss under US-GAAP.

Note C:

The amount of € 1.127 reflects the adjustment of bad debt expenses during the year. The remaining difference arise from the forward exchange contracts.

Note D:

The amount of € 25.820 reflects the income statement effect of the change in deferred taxes of the year.

8.	Statements of Cash Flows for the nine months ended September 30, 2018 (unaudited)

01.01.2018 - 30.09.2018
Cash flows from operating activities:	€
Net income	414.364
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	71.696
Provisions for bad debts	11.308
Changes in operating assets and liabilities:
Increase / Decrease in accounts receivables and other assets	196.433
Increase / Decrease in inventories	-866.874
Increase / Decrease in prepaid expenses and other expenses	-65.331
Increase / Decrease in accounts payables	722.727
Increase / Decrease in accrued expenses and other liabilities	-236.919
Increase / Decrease in deferred tax	4.459
Increase / Decrease in tax and other provisions	-13.685
Net cash provided by operating activities:	238.178

Cash flows from investing activities:
Purchase of property and equipment, intangible assets	-169.204
Net cash used in investing activities:	-169.204

Cash flows from financing activities:
Repayment of bank loan	-221.886
Net cash used in financing activities:	-221.886

Net change in cash	-152.912
Cash at the beginning period	249.673
Cash at the end of the period:	96.761

Note:

The cash flow statement is not required for German GAAP. The cash flow activities are prepared on US GAAP figures.

9.	Statements of Cash Flows for the nine months ended September 30, 2017 (unaudited)

01.01.2017 - 30.09.2017
Cash flows from operating activities:	€
Net income	298.133
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	55.056
Provisions for bad debts	32.516
Changes in operating assets and liabilities:
Increase / Decrease in accounts receivables and other assets	224.644
Increase / Decrease in inventories	-2.536.672
Increase / Decrease in prepaid expenses and other expenses	95.587
Increase / Decrease in accounts payables	734.231
Increase / Decrease in accrued expenses and other liabilities	-178.339
Increase / Decrease in deferred tax	-25.820
Increase / Decrease in tax and other provisions	412.052
Net cash used in operating activities:	-888.612

Cash flows from investing activities:
Purchase of property and equipment	-15.676
Net cash used in investing activities:	-15.676

Cash flows from financing activities:
Proceeds from bank loans	1.200.000
Repayment of bank loan	-139.469
Dividends paid	-250.000
Net cash provided by financing activities:	810.531

Net change in cash	-93.757
Cash at the beginning period	179.551
Cash at the end of the period:	85.794

Note:

The cash flow statement is not required for German GAAP. The cash flow activities are prepared on US GAAP figures.

10.	Statement of Stockholders’ Equity for the nine months ended September 30, 2018 (unaudited)

	Common Stock €	Additional paid-in capital €	Retained earnings €	Stockholders' Equity €
Balance, January 1, 2018	30.000	56.425	2.572.957	2.659.382
Stockholder distributions	–	–	–	–
Net income	–	–	414.364	414.364
Balance, September 30, 2018	30.000	56.425	2.987.321	3.073.746

The Statement of Stockholders’ Equity is not required for German GAAP. The statement activities are prepared on US GAAP figures.